Exhibit 99.1
November 2022Investor PresentationNASDAQ: TCMD

Forward-Looking Statements Disclosure

This presentation contains forward-looking statements. Forward-looking statements are generally identifiable by the use of words like "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," "continue," "confident," "outlook," "guidance," "project," "goals," "look forward," "poised," "designed," "plan," "return," "focused," "positioned," "prospects," or "remain" or the negative of these words or other variations on these words or comparable terminology. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are based upon the current beliefs and expectations of management and are subject to numerous risks and uncertainties outside of the Company's control that can cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: the impacts of the COVID-19 pandemic on the Company's business, financial condition and results of operations, and the Company's inability to mitigate such impacts; the adequacy of the Company's liquidity to pursue its business objectives; the Company's ability to obtain reimbursement from third party payers for its products; loss or retirement of key executives, including prior to identifying a successor; adverse economic conditions or intense competition; loss of a key supplier; entry of new competitors and products; adverse federal, state and local government regulation; technological obsolescence of the Company's products; technical problems with the Company's research and products; the Company's ability to expand its business through strategic acquisitions; the Company's ability to integrate acquisitions and related businesses; wage and component price inflation; the effects of current and future U.S. and foreign trade policy and tariff actions; or the inability to carry out research, development and commercialization plans. In addition, other factors that could cause actual results to differ materially are discussed in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

TACTILE MEDICAL | 2

Use of Non-GAAP Financial Measures

This presentation includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted EBITDA margin and free cash flow, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are presented because we believe they are useful indicators of our operating performance. Management uses these measures principally as measures of our operating performance and for planning purposes, including the preparation of our annual operating budget and financial projections. We believe these non-GAAP financial measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We believe these non-GAAP financial measures are useful as measures of comparative operating performance from period to period. In addition, Adjusted EBITDA is used as a performance metric in our compensation program.

Set forth in the Appendix to this presentation, we have provided reconciliations of historical Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable U.S. GAAP measures set forth in the Appendix.

Guidance for Adjusted EBITDA for fiscal year 2022 and the goals for Adjusted EBITDA and Adjusted EBITDA margin for fiscal year 2025 are forward-looking and we cannot reconcile these non-GAAP measures to expected net income (loss) and net income (loss) margin without unreasonable effort because certain items that impact net income (loss) and other reconciling metrics are out of our control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on our GAAP financial results. In addition, our goal for cumulative free cash flow, which is cash flows from operations less capital expenditures, cumulative over the three-year period ended December 31, 2025, cannot be reconciled to expected cash flows from operations without unreasonable effort because certain items that impact such metric and other reconciling metrics are out of our control and/or cannot be reasonable predicted at this time, which unavailable information could have a significant impact on our financial results.

Investors and other readers should consider non-GAAP measures only as supplements to, and not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with GAAP.

TACTILE MEDICAL | 3

TACTILE MEDICAL | 4Tactile Medical At a Glance FOUNDED 1995 HEADQUARTERS Minneapolis TOTAL EMPLOYEES 1,000+ 2021 REVENUE $208M PATIENTS SERVED IN 2021 >65,000 2021 GROSS MARGIN 71% Our Mission: To reveal and treat patients with underserved chronic conditions and help them care for themselves at home

At a Glance

Total $10B+
U.S. current addressable market

LYMPHEDEMA

$5B+
Current addressable market



1.4M[1]
Diagnosed lymphedema
20M+[2,3]
Undiagnosed in the U.S.

BRONCHIECTASIS

$5B+
Current addressable market



500K[4]
Diagnosed bronchiectasis
4.4M[5,6]
Undiagnosed in the U.S.

1. Data on file at Tactile Medical. 2. Includes data on breast, head and neck-related and other cancers, phlebolymphedema, primary lymphedema and lymphedema/lipedema. 3. Dean S, Valenti E, Hock K, Leffler J, Compston A, Abraham W, The clinical characteristics of lower extremity lymphedema in 440 patients. Jour of Vasc Surg: Venous & Lymph Disorders. ePublished Feb 2020. 4. Weycker, D. et al. Prevalence and Incidence of Non-cystic Fibrosis BE Among US Adults in 2013. Chron Respir Dis 2017;14(4):377–384. 5. Kosmas, E. et al. Bronchiectasis in Patients with COPD: An Irrelevant Imaging Finding or a Clinically Important Phenotype? CHEST. 2016; 150(4):894A. 6. Lambert AA, Dransfield MT. COPD Overlap Syndromes: Asthma and Beyond. Chronic Obstr Pulm Dis. 2016;3(1):459-465. Published 2016 Jan 15. doi:10.15326/jcopdf.3.1.2015.0176

TACTILE MEDICAL | 5

TACTILE MEDICAL | Aging population Growing awareness of the disease states The Affordable Care Act penalizes for readmission of patients within certain timeframes after discharge Healthcare reform driving greater accountability through moving from fee-for-service to fee-for-outcomes Trend toward preventative healthcare Treatment moving to lower cost sites of care6Key Market DriversDrivers for continued expansion in both lymphedema and bronchiectasis include:

TACTILE MEDICAL | 7Strong Revenue Growth $62.9 $84.5 $109.3 $143.8 $189.5 $187.1 $208.1 $4.6 $7.0 $9.9 $17.3 $25.3 $16.0 $17.7 20152016201720182019202020212022 Revenues (000) Adj. EBITDA (000) Updated 2022 guidance16-18% y/y growth$242-$245Updated 2022 guidance$15-16(In $ millions)Trailing 6 yr. CAGR from FY’15 to FY’21* Includes COVID-19 impacted FY’20 and FY’21(1) Non-GAAP measure. See Appendix for a reconciliation to the directly comparable GAAP measure.21%*REVENUE CAGR(1)

TACTILE MEDICAL | Major accomplishments and milestones: 8Significant Recent Progress Achieved2021 Treated >65,000 patients Crossed $200M revenue threshold Initiated largest-ever Head and Neck-related lymphedema Randomized Clinical Trial Completed largest acquisition in company history Bolstered leadership teamYTD 2022Enhanced board experience/diversity AffloVest integration completed Launch of ComfortEaseTMgarments New IP protecting Head and Neck therapy Launch of KyleeTMmobile application 

Strategies to Unlock
Profitable Growth + Strong Cash Generation

Clear priorities to optimize business performance

1 **Portfolio Optimization**
Patient centric, connected and digital

2 **Improve Payor Policy**
Simplify coverage criteria

3 **Operational Efficiency**
Create leverageable infrastructure

FY 2025 GOALS

$350M+ REVENUE
3-year CAGR of 13%*

$50M+ ADJ. EBITDA
14%+ Adj. EBITDA Margin

$75M+ CUMULATIVE FREE CASH FLOW**
Strengthening balance sheet

*Implied 3-year revenue CAGR based on FY'25 revenue vs. FY'22 revenue guidance range of $242 - $245 million.
**Non-GAAP measure. Free Cash Flow defined as cash flow from operations less capital expenditures. Cumulative free cash flow generation target based on 3-year period ending 12/31/2025.

TACTILE MEDICAL | 9

TACTILE MEDICAL | 10Portfolio OptimizationCONNECTIVITYLaunch patient engagement app to provide educational content and improve user experience during order process, onboarding and therapy usage. 2 1Continuous product innovation that fits easily into thepatient’s lifestyle. PATIENT CENTERED DESIGN 3Develop digital and therapeutic solutions that lead to earlier patient engagement and optimized experience and outcomes.DIGITAL PLATFORM

TACTILE MEDICAL | IMPROVE PATIENT ACCESS 2GOAL: 1CONTINUE INVESTMENTS IN CLINICAL RESEARCHMore than 275 million US lives have coverage for our therapies but barriers to access still existFocused on simplifying these coverages to ensure our patients have access Complete enrollment of our Head & Neck RCT Publish Therapist/Flexitouch comparative pressure studySupport investigator initiated studiesStreamline the order process to improve efficiency to shorten the time it takes for a patient to begin therapyFocus on billing and collections process improvement to improve days outstanding and cash collections 3ENHANCE PROCESSImprove Payor PolicyPRIORITY: 11

Operational Efficiency

OPERATIONS	PROGRESS TOWARD DESIRED STATE
ORDER PROCESS	Low/no touch automated processing, ease of referral for clinicians, and informed patient experience
PATIENT EDUCATION & TRAINING	Patient driven training experience, highly virtual, supported with digital tools, and new products
PATIENT SUPPORT	Digital patient engagement, with omni-channel and self-serve options
TECHNOLOGY	Flow enabled, supported by AI, ML, automated payer policies, reduced manual intervention

Yields better patient, provider, and business outcomes while lowering our cost to serve

TACTILE MEDICAL | 12

TACTILE MEDICAL | 13Lymphedema: Chronic, Progressive, Underserved Market The lymphatic system enables the transport of fluids containing infection-fighting white blood cells that rid the body of toxins and waste throughout the body.Sources of lymphedema include chronic venous insufficiency, cancer treatment, obesity, trauma, surgery and infection. Lymphedema symptoms and consequences include:Cellulitis FibrosisSwellingHard-to-heal woundsLimb heavinessFibrosis Skin changesDysphagiaPain & tightnessAbility to swallowLimited range of motion

Lymphedema:
Growing Body of Clinical Evidence

ESTABLISHED SUPPORT

- 20 clinical studies
- 28 peer reviewed articles
- 37% reduction in total lymphedema-related costs per a study of 718 lymphedema patients published in *(JAMA) Dermatology, Oct. 2015*
- >HCPCS code (E0651/E0652)

NEW/EMERGING SUPPORT

“The American Venous Forum, American Vein and Lymphatic Society and the Society for Vascular Medicine Expert Opinion Consensus on Lymphedema Diagnosis and Treatment;” published in *Phlebology*, May 2022

“Advanced Pneumatic Compression for Treatment of Lymphedema of the Head and Neck: a Randomized Wait-List Controlled Trial;” published in *Supportive Care in Cancer*, June 2020


SVS
JVS
Journal of
Vascular Surgery


JAMA Dermatology


Lymphatic
Research and
Biology


HEAD & NECK
WILEY


Supportive Care
in Cancer
MASCC
Springer


Phlebology
The journal
of venous
disease

TACTILE MEDICAL | 14

TACTILE MEDICAL | 15Lymphedema: Positioned to Win CLINICALLY PROVEN FLEXITOUCH AND ENTRE PNEUMATIC COMPRESSION DEVICES EXPANDING CLINICAL EVIDENCEDIRECT SALES FORCE BACK OFFICE SUPPORT BROAD INSURANCECOVERAGE275M U.S. LIVES UNDER COVERAGE #1MARKETSHARE$5B+ TOTAL ADDRESSABLE MARKET

Bronchiectasis:
Chronic, Progressive, Underserved Market

Bronchiectasis (BE) is permanent scarring and dilation of the airways with excessive mucus production

Recurring lung infections, pneumonias, lead to progressive damage of airway wall

Bronchiectasis identified in nearly 1 in 4 (23%) smokers[1]


A
B
Normal airway
Muscle
Airway wall
Normal airways
C
Airway with bronchiectasis
Widened airway
Scarred and thickened airway wall
Lungs in cross-section
Widened airways
Mucus

1. Cai Q, Triphuridet N, Zhu Y, et al. Bronchiectasis in Low-Dose CT Screening for Lung Cancer [published online ahead of print, 2022 Apr 19]. Radiology. 2022;212547. doi:10.1148/radiol.212547

TACTILE MEDICAL | 16

TACTILE MEDICAL | LEFT UNTREATEDCommonly missed diagnosis due to overlap with COPD; BE occurs in up to 42% of COPD patients.1,2Inability to clear mucus leads to a cycle of infection, inflammation and worsening damage 117Current Treatment Paradigm BASIC APPROACH Antibiotics for commonly-occurring infectionsAirway clearance foundational; common methods:•Huff coughing•PEP devices 2 STANDARD OF CARE Chest physiotherapy (CPT)Administered by care provider with manual positioning and clapping the lungs to thin and mobilize secretions 3 AFFLOVEST®High frequency chest walloscillation (HFCWO)Mimics manual CPTCan be used with other treatments, independent of a caregiverFully mobile during use; designed to improve adherence 41.Kosmas E. et al., Bronchiectasis in Patients with COPD: An Irrelevant Imaging Finding or a Clinically Important Phenotype? CHEST. 2016;150(4):894A.2.Aksamit, T. et al., Bronchiectasis and Chronic Airway Disease: It Is Not Just About Asthma and COPD. CHEST. 2018;154(4):737-739.

TACTILE MEDICAL | Airway Clearance: Positioned to Win PORTABLE DESIGN BROAD DME CHANNEL REACH MEETS RESPIRATORY PATIENTS’ COMPLEX NEEDS STRONG REIMBURSEMENTCOMPELLING ECONOMICS FOR DME PARTNERS #2MARKETSHARE(based on units)$5B+ TOTAL ADDRESSABLE MARKET 18

Long Term Objectives For Profitable Growth

FUTURE: FY 2025 GOALS

$350M+ REVENUE
3-year CAGR of 13%*

$50M+ ADJ. EBITDA
14%+ Adj. EBITDA Margin

$75M+ CUMULATIVE FREE CASH FLOW**
Strengthening balance sheet

KEY DRIVERS

- Growing, underserved markets with enhanced product portfolio
- Creating a leverageable infrastructure enabled by improved payor policy and digital strategy
- Continuous improvement to capital efficiency and working capital requirements

*Implied 3-year revenue CAGR based on FY'25 revenue vs. FY'22 revenue guidance range of $242 - $245 million.
**Non-GAAP measure. Free Cash Flow defined as cash flow from operations less capital expenditures. Cumulative free cash flow generation target based on 3-year period ending 12/31/2025.

TACTILE MEDICAL | 19

TACTILE MEDICAL | 20Compelling Investment HighlightsATTRACTIVE END MARKETSLarge, growing and underserved patient segmentsBroad payer adoptionExpanding clinical education/awarenessUNIQUE ASSETSClinically proven therapiesLarge, well-developed distribution channelsComprehensive back-office capabilitiesDevelopment focused on innovation and digital roadmapVALUE CREATIONBuilding a more leverageable and efficient infrastructureGross margins >70% Improving profitability and strong free cash flow* generation *Non-GAAP measure. Free Cash Flow defined as cash flow from operations less capital expenditures.

TACTILE MEDICAL | Thank You21

Q3'22 Financial Results and FY'22 Financial Outlook

	Three months ended September 30		Nine months ended September 30	
$ Millions	**2022**	**2021**	**2022**	**2021**
Lymphedema products	$54.2	$51.6	$146.5	$145.5
Airway clearance products	$11.0	$0.9	$26.4	$0.9
Total revenues	$65.3	$52.5	$172.9	$146.3
Gross profit	$46.8	$37.0	$123.9	$103.4
Gross margin	*71.7%*	*70.4%*	*71.7%*	*70.7%*
Non-GAAP gross margin	*72.2%*	*71.8%*	*72.2%*	*71.2%*
Total operating expenses	$48.4	$38.3	$144.5	$108.9
Operating income/(loss)	($1.6)	($1.4)	($20.6)	($5.5)
Net income/(loss)	($2.3)	($3.4)	($22.5)	($4.3)
Adjusted EBITDA*	$7.2	$4.1	$6.2	$8.2

*Non-GAAP measure. See Appendix for a reconciliation to the directly comparable GAAP measure.

UPDATED FULL-YEAR 2022 FINANCIAL OUTLOOK:

REVENUE

~$242–$245M

ADJ EBITDA

~$15–16M

TACTILE MEDICAL | 22

TACTILE MEDICAL | 23Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA ($ Millions) Net (loss) income$(11.8) $(0.6) $11.0 $6.6 $5.9 $2.9 $1.4 Interest expense (income), net0.5 (0.1) (0.3) (0.4) (0.4) (0.0) 0.2 Income tax (benefit) expense9.5 (1.6) 0.2 (3.1) (1.7) 1.4 1.9 Depreciation and amortization3.7 2.8 3.5 3.7 1.8 0.8 0.8 Stock-based compensation10.2 10.7 9.8 8.0 4.2 1.9 0.3 Loss on termination of lease— — 1.1 — — — — Impairment charges and inventory write-offs0.6 4.0 — 2.5 — — — Acquisition costs1.1 — — — — — — CARES Act funding— (1.2) — — — — — Change in fair value of earn-out(0.2) — — — — — — Litigation defense costs3.7 1.0 — — — — — Executive transition costs0.5 1.0 — — — — — Adjusted EBITDA$17.7 $ 16.0 $ 25.3 $ 17.3 $ 9.9 $ 7.0 $ 4.6 2016 2015 Years ended December 31 2021 2020 2019 2018 2017

TACTILE MEDICAL | 24Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (Dollars in Millions) Net loss $(2.3) $(3.4) $1 (32) %$(22.5) $(4.3) $(18) N.M.% Interest expense, net0.7 0.1 1 N.M.%1.8 0.1 2 N.M.% Income tax (benefit) expense(0.1) 1.9 (2) (104) %0.1 (1.4) 1 (108) % Depreciation and amortization1.7 0.9 1 92%4.7 2.2 3 117 % Stock-based compensation2.6 2.6 (0) (1) %7.7 7.7 (0) (0) % Impairment charges and inventory write-offs— 0.6 (1) (100) %— 0.6 (1) (100) % Acquisition costs— 0.8 (1) (100) %— 0.8 (1) (100) % Change in fair value of earn-out3.3 — 3 — 10.9 — 11 — Litigation defense costs0.9 0.6 0 47%3.3 2.4 1 39 % Executive transition costs0.3 — 0 — %0.3 0.2 0 56 % Adjusted EBITDA$7.2 $4.1 $3.1 74%$6.2 $8.2 $(2.0) (25) % $ % September 30, (Decrease) September 30, (Decrease) 2022 2021 $ % 2022 2021 Three Months Ended Increase Nine Months Ended Increase